SSgA FUNDS

SUPPLEMENT DATED MAY 15, 2007
TO
PROSPECTUS DATED DECEMBER 18, 2006

SSgA LARGE CAP GROWTH OPPORTUNITIES FUND

The following information relates to the proposal to reclassify the SSgA Large Cap Growth Opportunities Fund (the “Fund”) from a diversified company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to a non-diversified company.  The following information supplements the Fund’s Prospectus:

At a meeting held on April 11, 2007, the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), upon the recommendation of SSgA Funds Management, Inc., the Trust’s advisor (the “Advisor”), has approved and recommends for approval by shareholders a change in the classification of the Fund from a “diversified company” to a “non-diversified company.”

The Fund is presently a “diversified company” under the 1940 Act.  This means that as to 75% of its assets, no individual security can represent more than 5% of the Fund’s total assets, and the Fund cannot own more than 10% of any one issuer’s outstanding voting securities.  These restrictions do not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities (the “Diversification Limitation”).  The Diversification Limitation can be changed only by a shareholder vote. The Board has approved and recommends for approval by shareholders the elimination of the Diversification Limitation.

If shareholders approve this proposal, the Fund will become a non-diversified company under the 1940 Act. The reclassification to a non-diversified company (the “Reclassification”) will provide the Fund with greater flexibility to take advantage of investment opportunities presented by the securities of a smaller number of issuers.

The Reclassification can be consummated only if, among other things, it is approved by shareholders of the Fund.  A Special Meeting (the “Meeting”) of the shareholders of the Fund is expected to be held on or about June 1, 2007 and shareholders will be given the opportunity to vote on the Reclassification.

It is currently anticipated that proxy materials regarding the Reclassification will be distributed on or about May 25, 2007 to shareholders of record as of May 1, 2007.

Upon a favorable shareholder vote of the Reclassification, the Board intends to vote in favor of changing the Fund’s name to the “SSgA Concentrated Growth Opportunities Fund” and the Fund’s Principal Investment Strategy will be revised as follows:

The Concentrated Growth Opportunities Fund is a non-diversified investment company, as defined by the 1940 Act. The Fund’s non-fundamental investment objective is to seek long-term capital appreciation by investing in equity securities. As a non-diversified investment company, the Fund may hold large positions in the securities of a few issuers, or a single issuer. To the extent the Fund chooses to give greater weight to securities of any single issuer developments affecting that issuer are likely to have a greater impact on the Fund’s share price. Under normal market conditions, the Fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total  assets for purposes of the 80% test includes the Fund’s net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The large market capitalization companies include, but are not limited to, companies represented by the Russell 1000® Index, which has a total market capitalization range as of August 31, 2006 of approximately $1.4 billion to $409.4 billion. The market capitalization range of securities in the index will fluctuate with the market. The Fund will measure its performance against the Russell 1000® Growth Index.

The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the Fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The Fund has broad exposure across economic sectors, and overweight to the sectors which, in the team’s view, stand to benefit from the economic climate. Fund holdings are driven by the analysts’ best ideas.

The Concentrated Growth Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see “Additional Information about the Funds’ Investment Policies and Risks” in this Prospectus: Cash sweep, depositary receipts, equity securities, futures contracts and options on futures, initial public offerings (IPO holding and IPO trading), options on securities and securities indexes, preferred stock, repurchase agreements, and securities lending.

In addition to the risks associated with non-diversification as describe above, the Concentrated Growth Opportunities Fund is subject to the following risks, as described under “Principal Risks:” Derivatives, equity securities, foreign securities, fundamental strategy, growth stocks, IPO holding, IPO trading, large capitalization securities, management, market, and portfolio turnover.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE